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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934




DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 22, 1998
                                                 -------------------------------

                               WORLD ACCESS, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



DELAWARE                            0-19998                       65-0044209
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(STATE OR OTHER             (COMMISSION FILE NUMBER)            (IRS EMPLOYER
JURISDICTION OF                                                 IDENTIFICATION
INCORPORATION)                                                      NUMBER)


945 E. PACES FERRY ROAD, SUITE 2240, ATLANTA, GEORGIA           30326
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:       (404) 231-2025
                                                   -----------------------------






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Explanatory Note: This Amendment is being filed to correct the original Form
8-K dated April 23, 1998, in which the resignation of William P. O'Reilly from the registrant's board of directors was inadvertently reported under Item 6.


ITEM 5.  OTHER EVENTS.

         On April 22, 1998, William P. O'Reilly notified World Access, Inc. (the "Company") that, due to other demands on his time, he has decided to resign from the Company's Board of Directors effective immediately. The Company accepted Mr. O'Reilly's resignation.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            WORLD ACCESS, INC.



                                            By:/s/ Steven A. Odom
                                               ---------------------------------
                                               Steven A. Odom
                                               Its Chairman of the Board and
                                               Chief Executive Officer



Dated as of April 23, 1998